Concentrations	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Concentrations [Abstract]
CONCENTRATIONS

NOTE 11: CONCENTRATIONS

During the three months ended March 31, 2016 and 2015, the Company had one major customer comprising 62% and 65% of revenue. A major customer is defined as a customer that represents 10% or greater of total sales. Additionally, the Company had two customers as of March 31, 2016 and December 31, 2015 with accounts receivable balances of 46% and 32% of the total accounts receivable. The Company does not believe that the risk associated with these customers will have an adverse effect on the business.

The Company maintained cash balances in excess of the FDIC insured limit in both years. The Company does not consider this risk to be material.

Note 9 - Concentration of Credit Risk

The Company maintains its cash in one bank deposit account, which at times may exceed the federally insured limits of $250,000 that exist through December 31, 2015. At December 31, 2015, the Company did not have any uninsured deposits.

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of accounts receivable. The Company extends credit based on the customers’ financial conditions. The Company does not require collateral or other security to support customer receivables. Credit losses, when realized, have been within the range of management’s expectations. To further reduce credit risk associated with accounts receivable, the Company performs periodic credit evaluations of its customers.

	December 31, 2015	December 31, 2014
Concentrations in accounts receivable:
Customer A	100%	*
Customer B	*	60%
Customer C	*	40%

	December 31, 2015	December 31, 2014
Concentrations in net revenue:
Customer A	93%	90%

* Customer did not exceed 10% for the respective year.